SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2003

Covad Communications Group, Inc.
(Exact name of the Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-25271	77-0461529

(Commission File Number)	(IRS Employer Identification No.)

3420 Central Expressway Santa Clara, California	95051

(Address of principal executive offices)	(Zip code)

(408) 616-6500

(The Registrant’s telephone number)

(Former name or former address, if changed since last report)

ITEM 7: Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release issued by Covad Communications Group, Inc. dated April 10, 2003

ITEM 9: Regulation FD Disclosure.

This information, furnished under this “Item 9. Regulation FD Disclosure,” is intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

On April 10, 2003, Covad Communications Group, Inc. issued a press release announcing its first quarter operating statistics. A copy of the press release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2003

	By:	/s/ Charles E. Hoffman

Charles E. Hoffman Chief Executive Officer and Director (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Covad Communications Group, Inc. dated April 10, 2003